GSMS 2004-C1
Breakeven CDRs

Assumptions:
              O CPR, to maturity
              CDR, starting day one that results in the first principal writedown to the bond 18 month lag for recoveries, Severity as shown, 100% advances Curves as of the close on 3/30/04

                         ---------------------------------------------------------------------------------------------
                         SEVERITY                                     40%                     50%
              --------------------------------------------------------------------------------------------------------
                         SCENARIO                             FIRST DOLLAR OF LOSS      FIRST DOLLAR OF LOSS
              --------------------------------------------------------------------------------------------------------
                         CDR (%)                                                8.885                     6.900
                         Yield                                                 4.0222                    4.0193
                         WAL for Princ Pmts                                     6.899                     6.919
               CLASS B   Mod Durn                                                5.90                      5.92
                         Principal Window                               Jan11 - Apr11             Jan11 - Apr11
                         Principal Writedown                         3,288.69 (0.02%)          8,253.80 (0.04%)
                         Total Collat Loss (Collat Maturity   102,614,604.95 (11.50%)   102,619,570.06 (11.50%)
                         Total Collat Loss (Tranche Life)     102,614,604.95 (11.50%)   102,619,570.06 (11.50%)
              --------------------------------------------------------------------------------------------------------
                         CDR (%)                                                8.115                     6.320
                         Yield                                                 4.0544                    4.0428
                         WAL for Princ Pmts                                     6.986                     6.986
               CLASS C   Mod Durn                                                5.96                      5.96
                         Principal Window                               Apr11 - Apr11             Apr11 - Apr11
                         Principal Writedown                         5,188.95 (0.07%)         12,349.82 (0.16%)
                         Total Collat Loss (Collat Maturity)   94,808,505.21 (10.63%)    94,815,666.08 (10.63%)
                         Total Collat Loss (Tranche Life)      94,808,505.21 (10.63%)    94,815,666.08 (10.63%)
              --------------------------------------------------------------------------------------------------------
                         CDR (%)                                                6.526                     5.111
                         Yield                                                 4.1065                    4.1059
                         WAL for Princ Pmts                                     6.953                     6.964
               CLASS D   Mod Durn                                                5.92                      5.93
                         Principal Window                               Feb11 - Apr11             Feb11 - Apr11
                         Principal Writedown                         9,684.02 (0.06%)         10,664.30 (0.06%)
                         Total Collat Loss (Collat Maturity)    78,083,000.28 (8.75%)     78,083,980.56 (8.75%)
                         Total Collat Loss (Tranche Life)       78,083,000.28 (8.75%)     78,083,980.56 (8.75%)
              --------------------------------------------------------------------------------------------------------
                         CDR (%)                                             5.409                        4.252
                         Yield                                              4.1864                       4.1944
                         WAL for Princ Pmts                                  6.986                        6.986
               CLASS E   Mod Durn                                             5.93                         5.93
                         Principal Window                            Apr11 - Apr11                Apr11 - Apr11
                         Principal Writedown                      8,386.59 (0.07%)               615.09 (0.01%)
                         Total Collat Loss (Collat Maturity) 65,813,702.85 (7.38%)        65,805,931.35 (7.38%)
                         Total Collat Loss (Tranche Life)    65,813,702.85 (7.38%)        65,805,931.35 (7.38%)
              --------------------------------------------------------------------------------------------------------

              TREASURY                  SWAP

              CMT_3MO         0.9502    2YR               1.929
              CMT_6MO         1.0088    3YR              2.4528
              CMT_2YR         1.6317    4YR              2.8908
              CMT_3YR          2.005    5YR              3.2463
              CMT_5YR         2.8564    6YR              3.5359
              CMT_10YR        3.9034    7YR              3.7751
              CMT_30YR        4.8196    8YR              3.9745
                                        9YR              4.1442
                                        10YR              4.291

                          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS04C1 - PRICE/YIELD - B

Balance                             $20,076,000.00          Delay                       9
Coupon                              4.091                   Dated                       4/1/2004
Settle                              4/15/2004               First Payment               5/10/2004


                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0210                     4.0210                    4.0212
                 WAL FOR PRINC PMTS                    6.649                      6.653                     6.666
                           MOD DURN                     5.72                       5.72                      5.73
                   PRINCIPAL WINDOW            Nov10 - Dec10              Dec10 - Dec10             Dec10 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       6,551,327.66 (0.73%)     13,003,950.85 (1.46%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0214                     4.0217                    4.0219
                 WAL FOR PRINC PMTS                    6.682                      6.698                     6.714
                           MOD DURN                     5.74                       5.75                      5.77
                   PRINCIPAL WINDOW            Dec10 - Jan11              Dec10 - Jan11             Dec10 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   19,359,064.53 (2.17%)      25,617,852.68 (2.87%)     31,781,488.31 (3.56%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0221                     4.0222                    4.0222
                 WAL FOR PRINC PMTS                    6.730                      6.736                     6.736
                           MOD DURN                     5.78                       5.78                      5.78
                   PRINCIPAL WINDOW            Dec10 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   37,851,133.56 (4.24%)      43,827,939.75 (4.91%)     49,713,047.43 (5.57%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                          10                         11
Price                                                  Yield                      Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0222                     4.0222
                 WAL FOR PRINC PMTS                    6.736                      6.736
                           MOD DURN                     5.78                       5.78
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   55,507,586.46 (6.22%)      61,212,676.07 (6.86%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      40%                        40%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                       18                         18
                Optional Redemption                 Call (N)                   Call (N)


SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
     Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297


                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0210                     4.0211                    4.0214
                 WAL FOR PRINC PMTS                    6.649                      6.656                     6.679
                           MOD DURN                     5.72                       5.72                      5.74
                   PRINCIPAL WINDOW            Nov10 - Dec10              Dec10 - Jan11             Dec10 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       8,189,159.58 (0.92%)     16,254,938.56 (1.82%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                          6
Price                                                  Yield                      Yield                      Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0217                     4.0220                     4.0222
                 WAL FOR PRINC PMTS                    6.702                      6.725                      6.736
                           MOD DURN                     5.76                       5.77                       5.78
                   PRINCIPAL WINDOW            Dec10 - Jan11              Dec10 - Jan11              Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   24,198,830.67 (2.71%)      32,022,315.85 (3.59%)      39,726,860.39 (4.45%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------

                           100.5000                   4.0222                     4.0222                    4.0222
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.78                       5.78                      5.78
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   47,313,916.96 (5.30%)      54,784,924.69 (6.14%)     62,141,309.29 (6.96%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                          10                         11
Price                                                  Yield                      Yield
                                   -----------------------------------------------------

                           100.5000                   4.0222                     4.0222
                 WAL FOR PRINC PMTS                    6.736                      6.736
                           MOD DURN                     5.78                       5.78
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   69,384,483.08 (7.78%)      76,515,845.09 (8.58%)
                                   -----------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      50%                        50%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                       18                         18
                Optional Redemption                 Call (N)                   Call (N)



 SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
      Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297


                          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS04C1 - PRICE/YIELD - C

Balance                               $7,808,000.00          Delay                        9
Coupon                                4.128                  Dated                        4/1/2004
Settle                                4/15/2004              First Payment                5/10/2004


                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0588                     4.0594                    4.0595
                 WAL FOR PRINC PMTS                    6.685                      6.728                     6.736
                           MOD DURN                     5.74                       5.77                      5.77
                   PRINCIPAL WINDOW            Dec10 - Jan11              Dec10 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       6,551,327.66 (0.73%)     13,003,950.85 (1.46%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------

                           100.5000                   4.0595                     4.0595                    4.0595
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.77                       5.77                      5.77
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   19,359,064.53 (2.17%)      25,617,852.68 (2.87%)     31,781,488.31 (3.56%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0595                     4.0595                    4.0595
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.77                       5.77                      5.77
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   37,851,133.56 (4.24%)      43,827,939.75 (4.91%)     49,713,047.43 (5.57%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                          10                         11
Price                                                  Yield                      Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0595                     4.0595
                 WAL FOR PRINC PMTS                    6.736                      6.736
                           MOD DURN                     5.77                       5.77
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   55,507,586.46 (6.22%)       61,212,676.07 (6.86%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      40%                        40%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                      18                          18
                Optional Redemption                Call (N)                    Call (N)


SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
     Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297

                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0588                     4.0595                    4.0595
                 WAL FOR PRINC PMTS                    6.685                      6.736                     6.736
                           MOD DURN                     5.74                       5.77                      5.77
                   PRINCIPAL WINDOW            Dec10 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       8,189,159.58 (0.92%)     16,254,938.56 (1.82%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0595                     4.0595                    4.0595
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.77                       5.77                      5.77
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   24,198,830.67 (2.71%)      32,022,315.85 (3.59%)     39,726,860.39 (4.45%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.0595                     4.0595                    4.0595
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.77                       5.77                      5.77
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   47,313,916.96 (5.30%)      54,784,924.69 (6.14%)     62,141,309.29 (6.96%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)


                                                          10                         11
Price                                                  Yield                      Yield
                                   -----------------------------------------------------
                           100.5000                   4.0595                     4.0598
                 WAL FOR PRINC PMTS                    6.736                      6.755
                           MOD DURN                     5.77                       5.79
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Feb11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   69,384,483.08 (7.78%)      76,515,845.09 (8.58%)
                                   -----------------------------------------------------

                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      50%                        50%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                       18                         18
                Optional Redemption                 Call (N)                   Call (N)

  SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
       Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297


                          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS04C1 - PRICE/YIELD - D

Balance                                 $16,730,000.00          Delay                     9
Coupon                                  4.179                   Dated                     4/1/2004
Settle                                  4/15/2004               First Payment             5/10/2004


                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1110                     4.1110                    4.1110
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.76                       5.76                      5.76
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       6,551,327.66 (0.73%)     13,003,950.85 (1.46%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1110                     4.1110                    4.1110
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.76                       5.76                      5.76
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   19,359,064.53 (2.17%)      25,617,852.68 (2.87%)       31,781,488.31 (3.56
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1110                     4.1110                    4.1110
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.76                       5.76                      5.76
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   37,851,133.56 (4.24%)      43,827,939.75 (4.91%)     49,713,047.43 (5.57%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                          10                         11
Price                                                  Yield                      Yield
                                   ----------------------------------------------------
                           100.5000                   4.1110                     4.1112
                 WAL FOR PRINC PMTS                    6.736                      6.752
                           MOD DURN                     5.76                       5.78
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Feb11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   55,507,586.46 (6.22%)      61,212,676.07 (6.86%)
                                   ----------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      40%                        40%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                       18                         18
                Optional Redemption                 Call (N)                   Call (N)


 SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
      Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297

                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1110                     4.1110                    4.1110
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.76                       5.76                      5.76
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       8,189,159.58 (0.92%)     16,254,938.56 (1.82%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1110                     4.1110                    4.1110
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.76                       5.76                      5.76
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   24,198,830.67 (2.71%)      32,022,315.85 (3.59%)     39,726,860.39 (4.45%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1110                     4.1110                    4.1113
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.762
                           MOD DURN                     5.76                       5.76                      5.78
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Feb11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   47,313,916.96 (5.30%)      54,784,924.69 (6.14%)     62,141,309.29 (6.96%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                          10                         11
Price                                                  Yield                      Yield
                                   ------------------------------------------------------------------------------
                           100.5000                   4.1126                     4.1138
                 WAL FOR PRINC PMTS                    6.858                      6.949
                           MOD DURN                     5.85                       5.92
                   PRINCIPAL WINDOW            Jan11 - Apr11              Feb11 - Apr11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   69,384,483.08 (7.78%)      76,515,845.09 (8.58%)
                                   ------------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      50%                        50%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                       18                         18
                Optional Redemption                 Call (N)                   Call (N)


SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
     Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297

                          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSMS04C1 - PRICE/YIELD - E

Balance                               $12,268,000.00     Delay                  9
Coupon                                4.259              Dated                  4/1/2004
Settle                                4/15/2004          First Payment          5/10/2004

                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                    -----------------------------------------------------------------------------
                           100.5000                   4.1918                     4.1918                    4.1918
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.75                       5.75                      5.75
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       6,551,327.66 (0.73%)     13,003,950.85 (1.46%)
                                    -----------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                    -----------------------------------------------------------------------------
                           100.5000                   4.1918                     4.1918                    4.1918
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.75                       5.75                      5.75
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   19,359,064.53 (2.17%)      25,617,852.68 (2.87%)     31,781,488.31 (3.56%)
                                    -----------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                    -----------------------------------------------------------------------------
                           100.5000                   4.1918                     4.1918                    4.1922
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.771
                           MOD DURN                     5.75                       5.75                      5.77
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Feb11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   37,851,133.56 (4.24%)      43,827,939.75 (4.91%)     49,713,047.43 (5.57%)
                                    -----------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      40%                        40%                       40%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)
                                                          10                         11
Price                                                  Yield                      Yield
                                    ----------------------------------------------------
                           100.5000                   4.1935                     4.1946
                 WAL FOR PRINC PMTS                    6.870                      6.955
                           MOD DURN                     5.85                       5.91
                   PRINCIPAL WINDOW            Jan11 - Apr11              Feb11 - Apr11
 TOTAL COLLAT LOSS (COLLAT MATURITY)   55,507,586.46 (6.22%)      61,212,676.07 (6.86%)
                                    ----------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      40%                        40%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                       18                         18
                Optional Redemption                 Call (N)                   Call (N)


SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
     Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297

                                                           1                          2                         3
Price                                                  Yield                      Yield                     Yield
                                    -----------------------------------------------------------------------------
                           100.5000                   4.1918                     4.1918                    4.1918
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.75                       5.75                      5.75
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
                PRINCIPAL WRITEDOWN             0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
 TOTAL COLLAT LOSS (COLLAT MATURITY)            0.00 (0.00%)       8,189,159.58 (0.92%)     16,254,938.56 (1.82%)
                                    -----------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    0 CDR                     .5 CDR                     1 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)
                                                           4                          5                         6
Price                                                  Yield                      Yield                     Yield
                                    -----------------------------------------------------------------------------
                           100.5000                   4.1918                     4.1918                    4.1918
                 WAL FOR PRINC PMTS                    6.736                      6.736                     6.736
                           MOD DURN                     5.75                       5.75                      5.75
                   PRINCIPAL WINDOW            Jan11 - Jan11              Jan11 - Jan11             Jan11 - Jan11
                PRINCIPAL WRITEDOWN             0.00 (0.00%0               0.00 (0.00%)              0.00 (0.00%)
 TOTAL COLLAT LOSS (COLLAT MATURITY)   24,198,830.67 (2.71%)      32,022,315.85 (3.59%)     39,726,860.39 (4.45%)
                                    -----------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                  1.5 CDR                      2 CDR                   2.5 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                           7                          8                         9
Price                                                  Yield                      Yield                     Yield
                                    -----------------------------------------------------------------------------
                           100.5000                   4.1921                     4.1936                    4.1949
                 WAL FOR PRINC PMTS                    6.763                      6.875                     6.979
                           MOD DURN                     5.77                       5.85                      5.93
                   PRINCIPAL WINDOW            Jan11 - Feb11              Jan11 - Apr11             Feb11 - Apr11
                PRINCIPAL WRITEDOWN             0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
 TOTAL COLLAT LOSS (COLLAT MATURITY)   47,313,916.96 (5.30%)      54,784,924.69 (6.14%)     62,141,309.29 (6.96%)
                                    -----------------------------------------------------------------------------
                             Prepay                    0 CPR                      0 CPR                     0 CPR
                            Default                    3 CDR                    3.5 CDR                     4 CDR
                      LOSS SEVERITY                      50%                        50%                       50%
                  Servicer Advances                     100%                       100%                      100%
                    Liquidation Lag                       18                         18                        18
                Optional Redemption                 Call (N)                   Call (N)                  Call (N)

                                                          10                         11
Price                                                  Yield                      Yield
                                    ----------------------------------------------------
                           100.5000                  -0.1377                   -18.9624
                 WAL FOR PRINC PMTS                    6.986                      6.986
                           MOD DURN                     5.97                       5.91
                   PRINCIPAL WINDOW            Apr11 - Apr11              Apr11 - Apr11
                PRINCIPAL WRITEDOWN    3,579,166.82 (29.17%)     10,710,528.83 (87.30%)
 TOTAL COLLAT LOSS (COLLAT MATURITY)   69,384,483.08 (7.78%)      76,515,845.09 (8.58%)
                                    ----------------------------------------------------
                             Prepay                    0 CPR                      0 CPR
                            Default                  4.5 CDR                      5 CDR
                      LOSS SEVERITY                      50%                        50%
                  Servicer Advances                     100%                       100%
                    Liquidation Lag                      18                          18
                Optional Redemption                Call (N)                    Call (N)


SWAP Mat    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR   13YR   14YR   15YR   30YR
     Yld 1.9290 2.4528 2.8908 3.2463 3.5359 3.7751 3.9745 4.1442 4.2910 4.4197 4.5335 4.6353 4.7244 4.8000 5.1297


                          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.